Rule 497(e)

File Nos. 333-114401 & 333-114404; 811-21433

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWELVE

333-114401	HV-4824 – Group Variable Funding Agreements
333-114404	HV-4900 – Group Variable Funding Agreements

Supplement dated October 4, 2023 to your Prospectus dated May 1, 2023.

This Supplement dated October 4, 2023 amends certain information contained in the Prospectus dated May 1, 2023.

Effective immediately, the Other Expenses and the Total Annual Fund Operating Expenses After Fee Waiver for the Hotchkis and Wiley Large Cap Value Fund – Class A are updated as follows.

Also effective immediately, the Management Fees, Other Expenses, Acquired Fund Fees and Expenses, and the Total Annual Fund Operating Expenses After Fee Waiver for the Invesco Comstock Fund – Class A are updated as follows.

All other information in the Annual Fund Operating Expenses table in the Prospectus dated May 1, 2023 remains unchanged.

Annual Fund Operating Expenses As of the Fund’s Year End (As a percentage of average daily net assets)

Underlying Fund	Management Fees	Distribution and/or Service (12b-1 Fees)	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver

2023-PROSUPP-42_HV4824_4900

Hotchkis and Wiley Large Cap Value Fund – Class A	0.700%	0.250%	0.250%	N/A	1.200%	0.000%	1.200%[1]
Invesco Comstock Fund – Class A	0.380%	0.250%	0.180%	0.010%	0.820%	N/A	0.820%[2]

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

1 The Annual Fund Operating Expenses shown above reflect expense information contained in the fund’s prospectus dated August 29, 2023.

2 The Annual Fund Operating Expenses shown above reflect expense information contained in the fund’s prospectus dated August 28, 2023.

2023-PROSUPP-42_HV4824_4900